UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ----------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): March 27, 2009

                                TIME WARNER INC.

             (Exact Name of Registrant as Specified in its Charter)


      Delaware                        1-15062                    13-4099534
      --------                        -------                    ----------
(State or Other Jurisdiction  (Commission File Number)         (IRS Employer
   of Incorporation)                                         Identification No.)

                One Time Warner Center, New York, New York 10019
                ------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                  212-484-8000
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 5.03.   Amendments to Articles of Incorporation or Bylaws;
             Change In Fiscal Year.

         On March 27, 2009, Time Warner Inc. (the "Company") filed a Certificate of Amendment to the Company's Restated Certificate of Incorporation with the Secretary of State of Delaware, which became effective at 7:00 p.m., Eastern time. The Certificate of Amendment effected the previously approved reverse stock split of the Company's outstanding and treasury common stock at a ratio of one-for-three (the "Reverse Stock Split"). The reverse stock split was implemented in connection with the spin-off of Time Warner Cable Inc. from the Company.

         As a result of the amendment to the Company's Restated Certificate of Incorporation, the Company's authorized share capital was reduced to 9.68 billion shares, consisting of (1) 750 million shares of preferred stock, par value $0.10 per share, (2) 8.33 billion shares of common stock, par value $0.01 per share, and (3) 600 million shares of series common stock, par value $0.01 per share. As a result of the Reverse Stock Split, the number of issued and outstanding shares of common stock was reduced to approximately 1.2 billion. The new CUSIP number for the Company's common stock is 887317 303.

         A copy of the Certificate of Amendment as filed with the Secretary of State of Delaware is filed as Exhibit 3.1 to this report and is hereby incorporated by reference. On March 27, 2009, the Company issued a press release announcing the completion of the Reverse Stock Split. The press release is attached as Exhibit 99.1 to this report.

Item 8.01 Other Events.

         The Company currently has 19 registration statements on Form S-8 on file with the Securities and Exchange Commission (the "SEC") that register shares offered pursuant to awards under incentive compensation and savings plans. SEC regulations permit the Company to incorporate by reference future filings made with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934 prior to the termination of the offerings covered by registration statements filed on Form S-8. The information incorporated by reference is considered to be part of the prospectus included within each of those registration statements. Information in this report is therefore intended to be automatically incorporated by reference into each of the active registration statements on Form S-8 listed below, thereby amending them. Pursuant to Rule 416(b) under the Securities Act of 1933, as amended, the amount of undistributed shares of common stock deemed to be covered by each of the following effective registration statements of the Company will be proportionately reduced to give effect to the Reverse Stock Split:

 1. Registration Statement No. 333-142536 on Form S-8
 2. Registration Statement No. 333-137292 on Form S-8
 3. Registration Statement No. 333 137291 on Form S-8
 4. Registration Statement No. 333-132070 on Form S-8
 5. Registration Statement No. 333-123276 on Form S-8
 6. Registration Statement No. 333-116118 on Form S-8
 7. Registration Statement No. 333-105384 on Form S-8
 8. Registration Statement No. 333-104134 on Form S-8
 9. Registration Statement No. 333-102787 on Form S-8
10. Registration Statement No. 333-84858 on Form S-8
11. Registration Statement No. 333 65692 on Form S-8
12. Registration Statement No. 333-65350 on Form S-8
13. Registration Statement No. 333-53568 on Form S-8
14. Registration Statement No. 333-53572 on Form S-8
15. Registration Statement No. 333-53574 on Form S-8
16. Registration Statement No. 333-53576 on Form S-8
17. Registration Statement No. 333-53578 on Form S-8
18. Registration Statement No. 333-157446 on Form S-8
19. Registration Statement No. 333-157448 on Form S-8

Item 9.01  Financial Statements and Exhibits.

Exhibit        Description


3.1 Certificate of Amendment, dated March 27, 2009, to Time Warner Inc.'s Restated Certificate of Incorporation, filed with the Secretary of State of Delaware on March 27, 2009.

99.1           Press Release issued March 27, 2009 by Time Warner Inc.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       TIME WARNER INC.


                                       By:   /s/ Pascal Desroches
                                             ----------------------------------
                                             Name:  Pascal Desroches
                                             Title: Senior Vice President and
                                                    Controller


 Date:  March 27, 2009

                                  EXHIBIT INDEX


Exhibit        Description


3.1 Certificate of Amendment, dated March 27, 2009, to Time Warner Inc.'s Restated Certificate of Incorporation, filed with the Secretary of State of Delaware on March 27, 2009.

99.1           Press Release issued March 27, 2009 by Time Warner Inc.

                                                                     Exhibit 3.1

                            CERTIFICATE OF AMENDMENT
                                     TO THE
                      RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                                TIME WARNER INC.


            Time Warner Inc., a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify that:

         1. The Restated Certificate of Incorporation of the Corporation is hereby amended by deleting Section 1 of Article IV thereof and inserting the following in lieu thereof:

         SECTION 1. The total number of shares of all classes of stock which the Corporation shall have authority to issue is 9.68 billion shares, consisting of
(1) 750 million shares of Preferred Stock, par value $0.10 per share ("Preferred Stock"), (2) 8.33 billion shares of Common Stock, par value $0.01 per share ("Common Stock"), and (3) 600 million shares of Series Common Stock, par value $0.01 per share ("Series Common Stock"). The number of authorized shares of any of the Preferred Stock, the Common Stock or the Series Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority in voting power of the stock of the Corporation entitled to vote thereon irrespective of the provisions of Section 242(b)(2) of the General Corporation Law of the State of Delaware (or any successor provision thereto), and no vote of the holders of any of the Preferred Stock, the Common Stock or the Series Common Stock voting separately as a class shall be required therefor.

         Effective as of 7:00 p.m., Eastern time, on the date this Certificate of Amendment to the Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware, each three shares of the Corporation's Common Stock, par value $0.01 per share, issued and outstanding or held by the Corporation as treasury stock shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one share of Common Stock, par value $0.01 per share, of the Corporation. No fractional shares shall be issued and, in lieu thereof, any holder of less than one share of Common Stock shall, upon due surrender of any certificate previously representing a fractional share, be entitled to receive cash for such holder's fractional share based upon the volume weighted average price of the Corporation's Common Stock as reported on the New York Stock Exchange Composite Tape, as of the date this Certificate of Amendment is filed with the Secretary of State of the State of Delaware.

         2. The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware and shall become effective as of 7:00 p.m., Eastern time, on the date this Certificate of Amendment to the Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware.

         IN WITNESS WHEREOF, Time Warner Inc. has caused this Certificate of Amendment to be executed by a duly authorized officer on this 27th day of March, 2009.

                                             TIME WARNER INC.


                                            By: /s/  Brenda C. Karickhoff
                                                ------------------------------
                                                Name:  Brenda C. Karickhoff
                                                Title: Senior Vice President and
                                                       Deputy General Counsel